The Universal Institutional Funds, Inc.
Prospectus Supplement

November 4, 2008

The Universal Institutional Funds, Inc.

Supplement dated November 4, 2008 to The Universal Institutional Funds, Inc. Prospectus dated May 1, 2008 of:

High Yield Portfolio
(Class I)

The first and second paragraphs of the section of the Portfolio's Prospectus entitled "Fund Management—Portfolio Management" is hereby deleted and replaced with the following:

The Portfolio is managed within the Taxable High Yield team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis M. Schaney, a Managing Director of the Adviser, and Andrew Findling, an Executive Director of the Adviser.

Mr. Schaney has been associated with the Adviser in an investment management capacity since September 2008 and began managing the Portfolio in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October, 2003 to April, 2007) and, prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January, 1998 to October, 2003). Mr. Findling has been associated with the Adviser in an investment management capacity since October 2008 and began managing the Portfolio in October 2008. Prior to October 2008, Mr. Findling was associated with Raven Asset Management as Head Trader (July, 2005 to September, 2008) and prior to that, was associated with the High Yield team at BlackRock, Inc. in various capacities including portfolio manager and trader (2003-2004), assistant portfolio manager and trader (2002-2003), and assistant trader (2000-2002).

Mr. Schaney is the lead portfolio manager of the Portfolio. All team members are responsible for the execution of the overall strategy of the Portfolio.

Please retain this supplement for future reference.

UIFHYSPT2

The Universal Institutional Funds, Inc.
Statement of Additional Information Supplement

November 4, 2008

The Universal Institutional Funds, Inc.

Supplement dated November 4, 2008 to The Universal Institutional Funds, Inc. Statement of Additional Information dated May 1, 2008:

With respect to the High Yield Portfolio, the first and second paragraphs in the section of the Statement of Additional Information entitled "Portfolio Managers—Portfolio Manager Compensation Structure—High Yield Portfolio" are hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers. As of October 27, 2008, Dennis M. Schaney managed nine registered investment companies with a total of approximately $826.9 million in assets; no pooled investment vehicles and no other accounts. Andrew Findling managed six registered investment companies with a total of approximately $658.1 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Securities Ownership of Portfolio Managers. As of October 27, 2008, Dennis M. Schaney and Andrew Findling did not own any securities in the Portfolio.

Please retain this supplement for future reference.